Stock-Based Compensation (Summary Of Part B RSUs Granted, Maximum Eligible Shares Of Stock And Grant Date Fair Value Per Part B RSU) (Detail) - Part B Restricted Stock Units [Member] - $ / shares	3 Months Ended
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Part B RSUs granted	316,353	359,658	575,660
Shares authorized	1,490,023	1,381,086	2,210,534
Grant date fair value per Part B RSU	$ 27.10	$ 24.36	$ 63.12